THE BERWYN FUNDS

Amendment Dated August 26, 2002, to the Statement of Additional Information,

Dated May 1, 2002, of Berwyn Fund Series, Berwyn Income Fund Series and

Berwyn Cornerstone Fund Series of The Berwyn Funds.

From time to time the performance of a Series of The Berwyn Funds (the "Trust") may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Series may also be compared in publication to averages, performance ranking, or other information prepared by recognized mutual fund statistical services. Further, the management of the Trust may compare the performance of Berwyn Fund Series and Berwyn Cornerstone Fund Series with the performance of stock market indices such as the Dow Jones Industrial Average, the S & P 500 Index, the S & P 400 Index and the Russell 2000 Index. The performance of Berwyn Income Fund Series may be compared to performance of the Salomon Broad Investment Grade Index, the Salomon Broad High Yield Index and Lipper Income Fund Index.